Commitments and contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure
Commitments And Contingencies

Note 30 – Commitments and contingencies

Off-balance sheet risk

The Corporation is a party to financial instruments with off-balance sheet credit risk in the normal course of business to meet the financial needs of its customers. These financial instruments include loan commitments, letters of credit, and standby letters of credit. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated statements of financial condition.

The Corporation’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit, standby letters of credit and financial guarantees written is represented by the contractual notional amounts of those instruments. The Corporation uses the same credit policies in making these commitments and conditional obligations as it does for those reflected on the consolidated statements of financial condition.

Financial instruments with off-balance sheet credit risk, whose contract amounts represent potential credit risk as of the end of the periods presented were as follows:

(In thousands)	December 31, 2015	December 31, 2014
Commitments to extend credit:
Credit card lines	$4,552,331	$4,450,284
Commercial and construction lines of credit	2,619,092	2,415,843
Other consumer unused credit commitments	262,685	269,225
Commercial letters of credit	2,040	2,820
Standby letters of credit	49,670	46,362
Commitments to originate or fund mortgage loans	21,311	25,919

At December 31, 2015, the Corporation maintained a reserve of approximately $10 million for potential losses associated with unfunded loan commitments related to commercial and consumer lines of credit, as compared to $13 million at December 31, 2014.

Other commitments

At December 31, 2015 and December 31, 2014, the Corporation also maintained other non-credit commitments for approximately $9 million, primarily for the acquisition of other investments.

Business concentration

Since the Corporation’s business activities are currently concentrated primarily in Puerto Rico, its results of operations and financial condition are dependent upon the general trends of the Puerto Rico economy and, in particular, the residential and commercial real estate markets. The concentration of the Corporation’s operations in Puerto Rico exposes it to greater risk than other banking companies with a wider geographic base.  Its asset and revenue composition by geographical area is presented in Note 44 to the consolidated financial statements.

At December 31, 2015, the Corporation’s direct exposure to the Puerto Rico government and its instrumentalities and municipalities amounted to $ 669 million, of which approximately $ 578 million is outstanding ($ 1.0 billion and $ 811 million, respectively, at December 31, 2014). Of the amount outstanding, $ 502 million consists of loans and $ 76 million are securities ($ 689 million and $ 122 million at December 31, 2014). Also, of the amount outstanding, $ 76 million represents obligations from the Government of Puerto Rico and public corporations that have a specific source of income or revenues identified for their repayment ($ 336 million at December 31, 2014). Some of these obligations consist of senior and subordinated loans to public corporations that obtain revenues from rates charged for services or products, such as public utilities. Public corporations have varying degrees of independence from the central Government and many receive appropriations or other payments from it. The remaining $ 502 million outstanding represents obligations from various municipalities in Puerto Rico for which, in most cases, the good faith, credit and unlimited taxing power of the applicable municipality has been pledged to their repayment ($ 475 million at December 31, 2014). These municipalities are required by law to levy special property taxes in such amounts as shall be required for the payment of all of its general obligation bonds and loans. These loans have seniority to the payment of operating cost and expenses of the municipality. If the Government of Puerto Rico and its instrumentalities are unable to manage their fiscal crisis and refinance their debt in an orderly manner, there could be further downgrades of the ratings of these obligations and the value of these obligations could be adversely affected, resulting in losses to us. During the quarter ended June 30, 2015, the Corporation agreed to sell a $75 million non-accrual public sector credit at BPPR, subject among other conditions, to the approval of the syndicate’s agent bank, and accordingly transferred it to held-for-sale. The sale agreement was terminated on July 29, 2015 pursuant to its terms after the parties were not able to obtain the approval of the agent bank on terms acceptable to the assignee. However, at December 31, 2015, the loan remains classified as held-for-sale as the Corporation maintains its ability and intent to sell the loan.

The following table details the loans and investments representing the Corporation’s direct exposure to the Puerto Rico government according to their maturities:

(In thousands)	Investment Portfolio	Loans	Total Outstanding	Total Exposure
Central Government
Within 1 year	$-	$-	$-	$50,794
After 1 to 5 years	883	-	883	883
After 5 to 10 years	2,842	-	2,842	2,842
After 10 years	12,731	-	12,731	12,731
Total Central Government	16,456	-	16,456	67,250
Government Development Bank (GDB)
Within 1 year	4	-	4	4
After 1 to 5 years	1,579	-	1,579	1,579
After 5 to 10 years	44	-	44	44
Total Government Development Bank (GDB)	1,627	-	1,627	1,627
Public Corporations:
Puerto Rico Aqueduct and Sewer Authority
Within 1 year	-	15,000	15,000	42,186
After 10 years	479	-	479	479
Total Puerto Rico Aqueduct and Sewer Authority	479	15,000	15,479	42,665
Puerto Rico Electric Power Authority
Within 1 year	-	42,270	42,270	42,270
After 10 years	22	-	22	22
Total Puerto Rico Electric Power Authority	22	42,270	42,292	42,292
Puerto Rico Highways and Transportation Authority
After 5 to 10 years	4	-	4	4
Total Puerto Rico Highways and Transportation Authority	4	-	4	4
Municipalities
Within 1 year	2,920	52,488	55,408	69,006
After 1 to 5 years	13,655	130,935	144,590	144,590
After 5 to 10 years	20,020	138,187	158,207	158,207
After 10 years	20,325	123,371	143,696	143,696
Total Municipalities	56,920	444,981	501,901	515,499
Total Direct Government Exposure	$75,508	$502,251	$577,759	$669,337

In addition, at December 31, 2015, the Corporation had $394 million in indirect exposure to loans or securities that are payable by non-governmental entities, but which carry a government guarantee to cover any shortfall in collateral in the event of borrower default ($370 million at December 31, 2014). These included $316 million in residential mortgage loans that are guaranteed by the Puerto Rico Housing Finance Authority (December 31, 2014 - $289 million). These mortgage loans are secured by the underlying properties and the guarantees serve to cover shortfalls in collateral in the event of a borrower default. Also, the Corporation had $50 million in Puerto Rico pass-through housing bonds backed by FNMA, GNMA or residential loans CMO’s, and $28 million of commercial real estate notes ($49 million and $32 million at December 31, 2014, respectively).

Since February 2014, the three principal rating agencies (Moody’s, S&P and Fitch) have lowered their ratings on the General Obligation bonds of the Commonwealth and the bonds of several other Commonwealth instrumentalities to non-investment grade ratings. In connection with their rating actions, the rating agencies noted various factors, including high levels of public debt, the lack of a clear economic growth catalyst, recurring fiscal budget deficits, the financial condition of the public sector employee pension plans and, more recently, liquidity concerns regarding the Commonwealth and the GDB and their ability to access the capital markets. Currently, the Commonwealth’s general obligation ratings are as follows: S&P, ‘CC’, Moody’s, ‘Caa3’, and Fitch, ‘CC’.

During the second quarter of 2015, the Corporation recognized an other-than-temporary impairment charge of $14.4 million on its portfolio of investment securities available-for-sale classified as obligations from the Puerto Rico government and its political subdivisions. These securities were sold during the third quarter of 2015.

Other contingencies

As indicated in Note 14 to the consolidated financial statements, as part of the loss sharing agreements related to the Westernbank FDIC-assisted transaction, the Corporation agreed to make a true-up payment to the FDIC on the date that is 45 days following the last day of the final shared loss month, or upon the final disposition of all covered assets under the loss sharing agreements in the event losses on the loss sharing agreements fail to reach expected levels. The fair value of the true-up payment obligation was estimated at $ 120 million at December 31, 2015 (December 31, 2014 - $ 129 million). For additional information refer to Note 14.

Legal Proceedings

The nature of Popular’s business ordinarily results in a certain number of claims, litigation, investigations, and legal and administrative cases and proceedings. When the Corporation determines it has meritorious defenses to the claims asserted, it vigorously defends itself. The Corporation will consider the settlement of cases (including cases where it has meritorious defenses) when, in management’s judgment, it is in the best interest of both the Corporation and its shareholders to do so.

On at least a quarterly basis, Popular assesses its liabilities and contingencies in connection with outstanding legal proceedings utilizing the latest information available. For matters where it is probable that the Corporation will incur a material loss and the amount can be reasonably estimated, the Corporation establishes an accrual for the loss. Once established, the accrual is adjusted on at least a quarterly basis as appropriate to reflect any relevant developments. For matters where a material loss is not probable or the amount of the loss cannot be estimated, no accrual is established.

In certain cases, exposure to loss exists in excess of the accrual to the extent such loss is reasonably possible, but not probable. Management believes and estimates that the aggregate range of reasonably possible losses (with respect to those matters where such limits may be determined, in excess of amounts accrued), for current legal proceedings ranges from $0 to approximately $27 million as of December 31, 2015. For certain other cases, management cannot reasonably estimate the possible loss at this time. Any estimate involves significant judgment, given the varying stages of the proceedings (including the fact that many of them are currently in preliminary stages), the existence of multiple defendants in several of the current proceedings whose share of liability has yet to be determined, the numerous unresolved issues in many of the proceedings, and the inherent uncertainty of the various potential outcomes of such proceedings. Accordingly, management’s estimate will change from time-to-time, and actual losses may be more or less than the current estimate.

While the final outcome of legal proceedings is inherently uncertain, based on information currently available, advice of counsel, and available insurance coverage, management believes that the amount it has already accrued is adequate and any incremental liability arising from the Corporation’s legal proceedings will not have a material adverse effect on the Corporation’s consolidated financial position as a whole. However, in the event of unexpected future developments, it is possible that the ultimate resolution of these matters, if unfavorable, may be material to the Corporation’s consolidated financial position in a particular period.

Set forth below are descriptions of the Corporation’s material legal proceedings.

PCB has been named a defendant in a putative class action complaint captioned Josefina Valle, et al. v. Popular Community Bank, filed in November 2012 in the New York State Supreme Court (New York County). Plaintiffs, PCB customers, allege among other things that PCB has engaged in unfair and deceptive acts and trade practices in connection with the assessment of overdraft fees and payment processing on consumer deposit accounts. The complaint further alleges that PCB improperly disclosed its consumer overdraft policies and, additionally, that the overdraft rates and fees assessed by PCB violate New York’s usury laws. The complaint seeks unspecified damages, including punitive damages, interest, disbursements, and attorneys’ fees and costs.

PCB removed the case to federal court (SDNY) and plaintiffs subsequently filed a motion to remand the action to state court, which the Court granted on August 6, 2013. A motion to dismiss was filed on September 9, 2013. On October 25, 2013, plaintiffs filed an amended complaint seeking to limit the putative class to New York account holders. A motion to dismiss the amended complaint was filed in February 2014. In August 2014, the Court entered an order granting in part PCB’s motion to dismiss. The sole surviving claim relates to PCB’s item processing policy. On September 10, 2014, plaintiffs filed a motion for leave to file a second amended complaint to correct certain deficiencies noted in the court’s decision and order.  PCB subsequently filed a motion in opposition to plaintiff's motion for leave to amend and further sought to compel arbitration. In June 2015, this matter was reassigned to a new judge and on July 22, 2015, such Court denied PCB’s motion to compel arbitration and granted plaintiffs’ motion for leave to amend the complaint to replead certain claims based on item processing reordering, misstatement of balance information and failure to notify customers in advance of potential overdrafts. The Court did not, however, allow plaintiffs to replead their claim for the alleged breach of the implied covenant of good faith and fair dealing. On August 12, 2015, the Plaintiffs filed a second amended complaint. On August 24, 2015, PCB filed a Notice of Appeal as to the order granting leave to file the second amended complaint and on September 17, 2015, it filed a motion to dismiss the second amended complaint. On October 7, 2015, PCB renewed its motion to compel arbitration. Both the motion to compel arbitration and the motion to bifurcate discovery were subsequently denied. At the January 21, 2016 hearing on BPNA’s Motion to Dismiss, however, the Court ordered that all discovery remain stayed pending a ruling on the Motion to Dismiss.

BPPR has been named a defendant in a putative class action complaint captioned Neysha Quiles et al. v. Banco Popular de Puerto Rico et al., filed in December 2013 in the United States District Court for the District of Puerto Rico (USDC-PR). Plaintiffs essentially allege that they and others, who have been employed by the Defendants as “bank tellers” and other similarly titled positions, have been paid only for scheduled work time, rather than time actually worked. The complaint seeks to maintain a collective action under the Fair Labor Standards Act (“FLSA”) on behalf of all individuals formerly or currently employed by BPPR in Puerto Rico and the Virgin Islands as hourly paid, non-exempt, bank tellers or other similarly titled positions at any time during the past three years. Specifically, the complaint alleges that BPPR violated FLSA by willfully failing to pay overtime premiums. Similar claims were brought under Puerto Rico law. On January 31, 2014, the Popular defendants filed an answer to the complaint. On January 9, 2015, plaintiffs submitted a motion for conditional class certification, which BPPR opposed. On February 18, 2015, the Court entered an order whereby it granted plaintiffs’ request for conditional certification of the FLSA action. Following the Court’s order, plaintiffs sent out notices to all purported class members with instructions for opting into the class. Approximately sixty potential class members opted into the class prior to the expiration of the opt-in period. On June 25, 2015, the Court denied with prejudice plaintiffs’ motion for class certification under Rule 23 of the Federal Rules of Civil Procedure. On October 20, 2015, the parties reached an agreement in principle to resolve the referenced action for an immaterial amount, subject to their reaching an agreement on the payment of reasonable attorneys’ fees. The parties have submitted briefing on this subject, and the matter is now ripe for adjudication.

BPPR and Popular Securities have also been named defendants in a putative class action complaint captioned Nora Fernandez, et al. v. UBS, et al., filed in the United States District Court for the Southern District of New York (SDNY) on May 5, 2014 on behalf of investors in 23 Puerto Rico closed-end investment companies. UBS Financial Services Incorporated of Puerto Rico, another named defendant, is the sponsor and co-sponsor of all 23 funds, while BPPR was co-sponsor, together with UBS, of nine (9) of those funds. Plaintiffs allege breach of fiduciary duty and breach of contract against Popular Securities, aiding and abetting breach of fiduciary duty against BPPR, and similar claims against the UBS entities. The complaint seeks unspecified damages, including disgorgement of fees and attorneys’ fees. On May 30, 2014, plaintiffs voluntarily dismissed their class action in the SDNY and on that same date, they filed a virtually identical complaint in the USDC-PR and requested that the case be consolidated with the matter of In re: UBS Financial Services Securities Litigation, a class action currently pending before the USDC-PR in which neither BPPR nor Popular Securities are parties. The UBS defendants filed an opposition to the consolidation request and moved to transfer the case back to the SDNY on the ground that the relevant agreements between the parties contain a choice of forum clause, with New York as the selected forum. The Popular defendants joined this opposition and motion. By order dated January 30, 2015, the court denied the plaintiffs’ motion to consolidate. By order dated March 30, 2015, the court granted defendants’ motion to transfer. On May 8, 2015, plaintiffs filed an amended complaint in the SDNY containing virtually identical allegations with respect to Popular Securities and BPPR. Defendants filed motions to dismiss the amended complaint on June 18, 2015. Those motions remain pending to date.

BPPR has been named a defendant in a putative class action complaint titled In re 2014 RadioShack ERISA Litigation, filed in U.S. District Court for the Northern District of Texas. The complaint alleges that certain employees of RadioShack incurred losses in their 401(k) plans because various fiduciaries elected to retain RadioShack’s company stock in the portfolio of potential investment options. The complaint further asserts that once RadioShack’s financial situation began to deteriorate in 2011, the fiduciaries of the RadioShack 401(k) Plan and the RadioShack Puerto Rico 1165(e) Plan (collectively, “the Plans”) should have removed RadioShack company stock from the portfolio of potential investment options.

Popular was a directed trustee, and therefore a fiduciary, of the RadioShack Puerto Rico 1165(e) Plan (“P.R. Plan”). Even though the PR Plan directed BPPR to retain RadioShack company stock within the portfolio of investment options, the complaint alleges that a trustee’s duty of prudence requires it to disregard plan documents or directives that it knows or reasonably should know would lead to an imprudent result or would otherwise harm plan participants or beneficiaries. It further alleges that BPPR breached its fiduciary duties by (i) failing to take any meaningful steps to protect plan participants from losses that it knew would occur; (ii) failing to divest the PR Plan of company stock; and (iii) participating in the decisions of another trustee (Wells Fargo) to protect the Plans from inevitable losses.

On November 23, 2015, the parties attended a mediation session, as a result of which the parties agreed to settle this matter for an immaterial amount, with BPPR contributing approximately $45,000. On February 22, 2016, the RadioShack defendants submitted an opposition to the bar provisions of BPPR’s proposed settlement whereby they conditioned such settlement to BPPR’s agreement to a proportional methodology to any subsequent settlement. Under this scenario, BPPR could remain potentially liable for an additional proportional amount, should plaintiffs appeal the dismissal of their claim and win on appeal.

Other Matters

The volatility in prices and declines in value that Puerto Rico municipal bonds and closed-end investment companies that invest primarily in Puerto Rico municipal bonds have experienced since August 2013 have led to regulatory inquiries, customer complaints and arbitrations for most broker-dealers in Puerto Rico, including Popular Securities, a wholly owned subsidiary of the Corporation.  Popular Securities has received customer complaints and is named as a respondent (among other broker-dealers) in 52 arbitration proceedings with aggregate claimed damages of approximately $125 million, including one arbitration with claimed damages of $78 million in which two other Puerto Rico broker-dealers are co-defendants.  The proceedings are in their early stages and it is the view of the Corporation that Popular Securities has meritorious defenses to the claims asserted. The Government’s announcements regarding its ability to pay its debt and intention to pursue a comprehensive debt restructuring, together with the market reaction to it, may increase the number of customer complaints (and claimed damages) against Popular Securities concerning Puerto Rico municipal bonds and closed-end investment companies that invest primarily in Puerto Rico municipal bonds. An adverse result in the matters described above or a significant increase in customer complaints could have a material and adverse effect on Popular.

As mortgage lenders, the Corporation and its subsidiaries from time to time receive requests for information from departments of the U.S. government that investigate mortgage-related conduct.  In particular, the BPPR has received subpoenas and other requests for information from the Federal Housing Finance Agency’s Office of the Inspector General, the Civil Division of the Department of Justice and the Special Inspector General for the Troubled Asset Relief Program concerning mortgages and real estate appraisals in Puerto Rico.  The Corporation is cooperating with these requests.

Other Significant Proceedings

As described under “Note 14 – FDIC loss share asset and true-up payment obligation”, in connection with the Westernbank FDIC-assisted transaction, on April 30, 2010, BPPR entered into loss share agreements with the FDIC with respect to the covered loans and other real estate owned “(OREO”) that it acquired in the transaction. Pursuant to the terms of the loss share agreements, the FDIC’s obligation to reimburse BPPR for losses with respect to covered assets begins with the first dollar of loss incurred. The FDIC reimburses BPPR for 80% of losses with respect to covered assets, and BPPR reimburses the FDIC for 80% of recoveries with respect to losses for which the FDIC paid 80% reimbursement under those loss share agreements. The loss share agreements contain specific terms and conditions regarding the management of the covered assets that BPPR must follow in order to receive reimbursement for losses from the FDIC. BPPR believes that it has complied with such terms and conditions. The loss share agreement applicable to the covered commercial and OREO described below provides for loss sharing by the FDIC through the quarter ending June 30, 2015 and for reimbursement to the FDIC for recoveries through the quarter ending June 30, 2018.

For the quarters ended June 30, 2010 through March 31, 2012, BPPR received reimbursement for loss-share claims submitted to the FDIC, including charge-offs for certain commercial late stage real-estate-collateral-dependent loans and OREO calculated in accordance with BPPR’s charge-off policy for non-covered assets. When BPPR submitted its shared-loss claim in connection with the June 30, 2012 quarter, however, the FDIC refused to reimburse BPPR for a portion of the claim because of a difference related to the methodology for the computation of charge-offs for certain commercial late stage real-estate-collateral-dependent loans and OREO. In accordance with the terms of the commercial loss share agreement, BPPR applied a methodology for charge-offs for late stage real-estate-collateral-dependent loans that conforms to its regulatory supervisory criteria and is calculated in accordance with BPPR’s charge-off policy for non-covered assets. The FDIC stated that it believed that BPPR should use a different methodology for those charge-offs. Notwithstanding the FDIC’s refusal to reimburse BPPR for certain shared-loss claims, BPPR had continued to calculate shared-loss claims for quarters subsequent to June 30, 2012 in accordance with its charge-off policy for non-covered assets.

BPPR’s loss share agreements with the FDIC specify that disputes can be submitted to arbitration before a review board under the commercial arbitration rules of the American Arbitration Association. On July 31, 2013, BPPR filed a statement of claim with the American Arbitration Association requesting that a review board determine certain matters relating to the loss-share claims under its commercial loss share agreement with the FDIC, including that the review board award BPPR the amounts owed under its unpaid quarterly certificates. The statement of claim also included requests for reimbursement of certain valuation adjustments for discounts to appraised values, costs to sell troubled assets and other items. The review board was comprised of one arbitrator appointed by BPPR, one arbitrator appointed by the FDIC and a third arbitrator selected by agreement of those arbitrators.

On October 17, 2014, BPPR and the FDIC settled all claims and counterclaims that had been submitted to the review board. The settlement provides for an agreed valuation methodology for reimbursement of charge-offs for late stage real-estate-collateral-dependent loans and resulting OREO. BPPR applied this valuation methodology to charge-offs claimed on late stage real-estate-collateral-dependent loans and resulting OREO during the remaining term of the commercial loss-sharing agreement which expired on June 30, 2015.

On November 25, 2014, the FDIC notified BPPR that it (a) would not reimburse BPPR under the commercial loss share agreement for a $66.6 million loss claim on eight related real estate loans that BPPR restructured and consolidated (collectively, the “Disputed Asset”), and (b) would no longer treat the Disputed Asset as a “Shared-Loss Asset” under the commercial loss share agreement. The FDIC alleged that BPPR’s restructure and modification of the underlying loans did not constitute a “Permitted Amendment” under the commercial loss share agreement, thereby causing the bank to breach Article III of the commercial loss share agreement. BPPR disagrees with the FDIC’s determinations relating to the Disputed Asset, and accordingly, on December 19, 2014, delivered to the FDIC a notice of dispute under the commercial loss share agreement.

On March 19, 2015, BPPR filed a statement of claim with the American Arbitration Association requesting that a review board determine BPPR and the FDIC’s disputes concerning the Disputed Asset. The statement of claim requests a declaration that the Disputed Asset is a “Shared-Loss Asset” under the commercial loss share agreement, a declaration that the restructuring is a “Permitted Amendment” under the commercial loss share agreement, and an order that the FDIC reimburse the bank for approximately $53.3 million for the Charge-Off of the Disputed Asset, plus interest at the applicable rate. On April 1, 2015, the FDIC notified BPPR that it was clawing back approximately $1.7 million in reimbursable expenses relating to the Disputed Asset that the FDIC had previously paid to BPPR. Thus, on April 13, 2015, BPPR notified the American Arbitration Association and the FDIC of an increase in the amount of its damages by approximately $1.7 million. The review board in the arbitration concerning the Disputed Asset is comprised of one arbitrator appointed by BPPR, one arbitrator appointed by the FDIC and a third arbitrator selected by agreement of those arbitrators. The arbitration hearing has been scheduled for August 2016.

In addition, in November and December 2014, BPPR proposed separate portfolio sales of Shared-Loss Assets to the FDIC. The FDIC refused to consent to either sale, stating that those sales did not represent best efforts to maximize collections on Shared-Loss Assets under the commercial loss share agreement. In March 2015, BPPR proposed a third portfolio sale to the FDIC, and in May 2015, BPPR proposed a fourth portfolio sale to the FDIC.

BPPR disagrees with the FDIC’s characterization of the November and December 2014 portfolio sale proposals and with the FDIC’s interpretation of the commercial loss share agreement provision governing portfolio sales. Accordingly, on March 13, 2015, BPPR delivered to the FDIC a notice of dispute under the commercial loss share agreement. On June 8, 2015, BPPR filed a statement of claim with the American Arbitration Association requesting that a review board resolve the disputes concerning those proposed portfolio sales. On June 15, 2015, BPPR amended its statement of claim to include a claim for the FDIC-R’s refusal to timely concur in the third sale proposed in March 2015. On June 29, 2015, the FDIC informed BPPR that it would reimburse the bank for losses arising from the primary portfolio of the third proposed sale, but only subject to conditions to which BPPR objected. The FDIC also informed BPPR that it would not concur in the sale of the remainder (the “secondary portfolio”) of the third proposed sale or in the fourth proposed sale. On September 4, 2015, BPPR filed a second amended statement of claim concerning the FDIC’s refusal to concur in the third and fourth portfolio sales as proposed by BPPR. On November 25, 2015, BPPR conducted an auction sale of the loans in the primary portfolio of the third proposed sale and intends to submit a claim for reimbursement of the losses arising from that sale. The review board in the arbitration concerning the proposed portfolio sales is comprised of one arbitrator appointed by BPPR, one arbitrator appointed by the FDIC and a third arbitrator selected by agreement of those arbitrators. The arbitration hearing is scheduled to be held in the fall of 2016.

On November 12, 2015, the FDIC notified BPPR that it (a) would deny certain claims included in BPPR’s Second Quarter 2015 Quarterly Certificate and (b) withhold payment of approximately $5.5 million attributed to the $6.9 million in losses claimed under the denied claims. In support of its denial, the FDIC alleged that BPPR did not comply with its obligation under the commercial loss share agreement, including compliance with certain provisions of GAAP, acting in accordance with prudent banking practices, managing Shared-Loss Assets in the same manner as BPPR’s non-Shared-Loss Assets, and using best efforts to maximize collections on the Shared-Loss Assets. BPPR disagrees with the FDIC’s allegations relating to the denied claims included in BPPR’s Second Quarter 2015 Quarterly Certificate, and accordingly, on January 27, 2016 delivered to the FDIC a notice of dispute under the commercial loss share agreement.

The shared-loss arrangement described above expired on June 30, 2015. As of December 31, 2015, BPPR had unreimbursed loss claims related to the commercial loss-sharing arrangement amounting to $234 million, reflected in the FDIC indemnification asset as a receivable from the FDIC, which include approximately $85 million related to losses claimed during the second quarter of 2015 as described above and approximately $149 million which are subject to the arbitration proceedings described above. This last figure may continue to increase to the extent that the assets that are the subject of the portfolio sales arbitration further decline in value. Until these disputes are finally resolved, the terms of the commercial loss share agreement will remain in effect with respect to any such items under dispute. No assurance can be given that we will receive reimbursement from the FDIC with respect to the foregoing items, which could require us to make a material adjustment to the value of our loss share asset and the related true up payment obligation to the FDIC and could have a material adverse effect on our financial results for the period in which such adjustment is taken.

The loss sharing agreement applicable to single-family residential mortgage loans provides for FDIC loss sharing and BPPR reimbursement to the FDIC for ten years (ending on June 30, 2020), and the loss sharing agreement applicable to commercial and other assets provides for FDIC loss sharing and BPPR reimbursement to the FDIC for five years (ending on June 30, 2015), with additional recovery sharing for three years thereafter. As of December 31, 2015, the carrying value of covered loans approximated $646 million, mainly comprised of single-family residential mortgage loans. To the extent that estimated losses on covered loans are not realized before the expiration of the applicable loss sharing agreement, such losses would not be subject to reimbursement from the FDIC and, accordingly, would require us to make a material adjustment in the value of our loss share asset and the related true up payment obligation to the FDIC and could have a material adverse effect on our financial results for the period in which such adjustment is taken.